GRAHAM CORPORATION JUNE 2025 Investor Presentation Exhibit 99.1

Safe Harbor Regarding Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “expects,” “future,” “outlook,” “anticipates,” “believes,” “could,” “guidance,” “should,” “target,” ”may”, “will,” “plan” and other similar words. All statements addressing operating performance, events, or developments that Graham Corporation expects or anticipates will occur in the future, including but not limited to, profitability of future projects and the business, its ability to deliver to plan, its ability to continue to strengthen relationships with customers in the defense industry, its ability to secure future projects and applications, expected expansion and growth opportunities, anticipated sales, revenues, adjusted EBITDA, adjusted EBITDA margins, capital expenditures and SG&A expenses, the timing of conversion of backlog to sales, orders, market presence, profit margins, tax rates, tariffs, foreign sales operations, customer preferences, changes in market conditions in the industries in which it operates, changes in general economic conditions and customer behavior, forecasts regarding the timing and scope of the economic recovery in its markets, and its acquisition and growth strategy, are forward-looking statements. Because they are forward-looking, they should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Graham Corporation’s most recent Annual Report filed with the Securities and Exchange Commission (the “SEC”), included under the heading entitled “Risk Factors”, and in other reports filed with the SEC. Should one or more of these risks or uncertainties materialize or should any of Graham Corporation’s underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on Graham Corporation’s forward-looking statements. Except as required by law, Graham Corporation disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this presentation. Use of Key Performance Indicators This presentation includes key performance indicators, such as orders, backlog, and book-to-bill ratio. See the slide entitled "Disclaimer Regarding Key Performance Metrics" in this presentation for information regarding these key performance indicators. Use of Non-GAAP Measures This presentation includes non-GAAP measures, such as Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net income (loss) and Adjusted Net income (loss) per diluted share. See the Appendix for information regarding these non-GAAP measures, including reconciliations to the most directly comparable U.S. GAAP financial measures. Use of Forward-Looking Non-GAAP Financial Measures Forward-looking ROIC, adjusted EBITDA and adjusted EBITDA margin are non-GAAP measures. The Company is unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict the necessary components of such GAAP measures without unreasonable effort largely because forecasting or predicting our future operating results is subject to many factors out of our control or not readily predictable. In addition, the Company believes that such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the Company’s fiscal 2025 financial results. These non-GAAP financial measures are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with purchase accounting, quarter-end, and year-end adjustments. Any variation between the Company’s actual results and preliminary financial estimates set forth above may be material. Forward-looking ROIC is defined as a return on invested capital and is calculated by dividing net operating profit after taxes by the total invested capital. Forward-looking ROIC is not a measure determined in accordance with GAAP. Nevertheless, Graham believes that providing forward-looking ROIC is important for investors and other readers of Graham’s financial statements, as it is used as an analytical indicator by Graham’s management to better understand profitability and efficiency of use of capital for certain projects. Because forward-looking ROIC is a non-GAAP measure and is thus susceptible to varying calculations, forward-looking ROIC, as presented, may not be directly comparable to other similarly titled measures used by other companies. Safe Harbor Statement

A GLOBAL LEADER in the design and manufacture of mission-critical fluid, power, vacuum, and heat transfer solutions GRAHAM IS A MISSION CRITICAL SOLUTION SUPPLIER ACROSS THREE CORE END-MARKETS Space Provider of critical fluid management, propulsion technologies, and thermal management systems for government and commercial space customers Defense Mission-critical fluid, power, and heat transfer solutions for long-term strategic platforms from undersea to space Energy & Process Specialized solutions for energy & industrial process markets including plant-critical condensers, vacuum ejectors, cryogenic pumps, and heat exchangers 21% $487M1 630+ Founded | 1968 IPO Employees Market Cap Revenue CAGR since FY21 1936 Graham at-a-Glance Overview 1) Market cap as of 6/9/2025 close

Margin Expansion Operational excellence drives margin expansion, supported by >20% ROIC(1) projects Disciplined Growth Strategy Strategic ROIC projects will drive margin expansion Experienced Team Proven management after repositioning and focused on next phase of growth Extended Visibility Long-term visibility enables prioritized capital allocation to continuously improve >20%+ ROIC1 Diversified End-Markets Stable, long visibility defense and global, peak-maximized commercial with secular tailwinds GROWTH-ORIENTED LEADERSHIP 13-15% Adj. EBITDA Margin(1) BY FY27 $412M BACKLOG(2) 58% DEFENSE 42% COMMERCIAL Investment Thesis Overview (1) See the Safe Harbor Statement and the appendix for additional important disclosures regarding Graham’s use of the non-GAAP measures of forward-looking ROIC and Adjusted EBITDA Margins and the reconciliation of Net Income to Adjusted EBITDA Margin. (2) See appendix for additional information regarding Graham’s use of key performance metrics.

Business Overview 01

DEFENSE | ENERGY & PROCESS | SPACE
01 | Business Overview

Graham Portfolio

GHM

Defense 58% of FY25 Revenue			Energy & Process 35% of FY25 Revenue			Space 7% of FY25 Revenue		
Aircraft Carriers / Nuclear Submarines	Military Aircraft & High-Energy Cooling	Torpedoes & Unmanned Underwater Vehicles	Refining, Petrochem, Edible Oils	Power Generation	Small Modular Nuclear Reactors (SMRs)	Rocket Launch	Life Support	Satellites & Lunar Exploration

Defense — Key Products:
- Condensers
- Heat Exchangers
- Air Turbine Pumps
- Torpedo Powerplant
- Laser / Radar Cooling Pumps & Controllers

Energy & Process — Key Products:
- Vacuum Systems
- Heat Exchangers
- Helium Circulators
- Super Critical CO_2 Turbo Machinery
- Cryogenic & Liquid Propellent Pumping

Space — Key Products:
- Fuel Delivery Turbopumps
- Cryogenic & Propellent Management
- Thermal Management Pumps
- Oxygen Fan Blowers
- Thrust Vector Control Actuators

GRAHAM DEVELOPS HIGHLY ENGINEERED, SPECIALIZED PRODUCTS SERVING MISSION CRITICAL FUNCTIONS

6

DEFENSE | ENERGY & PROCESS | SPACE

01 | Business Overview

Defense Portfolio

CATEGORIES	HIGHLIGHTS
SUMMARY	• Strong and expanding demand supported by increased U.S. defense budgets and accelerated shipbuilding driven by geopolitical tensions • Key supplier of mission-critical systems for submarines, aircraft carriers, and undersea propulsion and power systems • Approximately 80% of revenue is sole-sourced with high barriers to entry • Additional revenue opportunities based off track-record of success with aftermarket revenue; overhauls, spares, adjacencies - SSN(X) next gen attack submarine design has begun • Growth being accelerated through supplier development funding - $18 million granted to date
SERVING	• Aircraft Carriers & Nuclear Submarines • Military Aircraft • Torpedoes & Unmanned Underwater Vehicles • Ground-Based Mobility & Thermal Management
CONTENT	• Condensers • Heat Exchangers • Air Turbine Pumps • Torpedo Powerplant • Laser / Radar Cooling Pumps & Controllers

REVENUE ($ in millions)


25% CAGR
$62.2
$65.3
$99.5
$121.9
FY22
FY23
FY24
FY25

CUSTOMERS

Boeing, BPMI, General Atomics, General Dynamics Electric Boat, L3Harris, Lockheed Martin, Newport News Shipbuilding, Northrop Grumman, PennState Applied Research Laboratory, Raytheon, Rolls-Royce, SAIC

7

DEFENSE | ENERGY & PROCESS | SPACE
01 | Business Overview

Long-Cycle Visibility on Key Navy Nuclear Programs

GRAHAM REVENUE OPPORTUNITY **~$1.7 BILLION**[(2)] **THROUGH 2056** BASED ON STRATEGIC PLATFORM PROJECTIONS

	CVN Ford Class Carrier	SSN Virginia Class Subs	SSBN Columbia Class Subs	Torpedoes
				
Build Plan [(1)]	• 2 Completed • 2 Under Construction • 6 Remaining	• 27 Completed • 11 Under Construction • 28 Remaining	• 2 Under Construction • 10 Remaining	• Mk 48: 3 Option Years remaining • SCEPS: In LRIP
Build Timeline [(1)]	1 every 4 years Expected completion by FY58	2 per year Expected completion ~FY56	1 per year Expected completion by FY35	Mk 48: 50-120 per year SCEPS: 5-10 per year
GHM Revenue Potential	**~$300M** [(3)]	**~$800M** [(3)]	**~$500M** [(3)]	**~$150M**

(1) Build timeline and number of builds planned based on U.S. Navy Report to Congress on the Annual Long-Range Plan for Construction of Naval Vessels for Fiscal Year 2024.
(2) GHM revenue potential equals number of planned builds multiplied by approximate value of GHM products incorporated into each build at current prices and does not consider any future content, pricing increases or inflation.
(3) GHM typically building ahead on blocks with advanced funding.

8

REVENUE ($ in millions) Energy & Process Portfolio 01 | Business Overview CUSTOMERS CATEGORIES HIGHLIGHTS SUMMARY Stable demand in traditional O&G energy markets and strong aftermarket demand from global energy and chemical customers Increasing growth opportunities in international markets such as India, Middle East, and North Africa Increasing market penetration in clean energy and other sectors, including SMRs, hydrogen, thermal, bioenergy, and geothermal SERVING Oil & Gas / Chemical Process Power Generation Small Modular Nuclear Reactors (SMRs) Cryogenics CONTENT Vacuum Systems Heat Exchangers Helium Circulators Super Critical CO2 Turbo Machinery Cryogenic & Liquid Propellent Pumping 10% CAGR DEFENSE SPACE ENERGY & PROCESS

DEFENSE | ENERGY & PROCESS | SPACE

01 | Business Overview

Space Portfolio

CATEGORIES	HIGHLIGHTS
SUMMARY	• Developing content commercial space through rocket engine turbopump systems and satellite launch support • Positioned for long-term growth from extended space exploration and next-gen aerospace propulsion technologies • Products play key roles in thermal/fluid management and environmental control systems critical for future missions
SERVING	• Rocket Launch • Satellites • Life Support • Lunar Exploration Satellites
CONTENT	• Fuel Delivery Turbopumps • Cryogenic & Propellant Mgmt. • Thermal Management Pumps • Oxygen Fan Blowers • Satellite Thermal Management






REVENUE[1] ($ in millions)


$21.2
$5.3M
Virgin
Orbit
$15.9M
37% CAGR
$13.3
$14.7
$5.7
FY22
FY23
FY24
FY25

CUSTOMERS

AXIOM SPACE
BLUE ORIGIN
BOEING
INTUITIVE MACHINES
LOCKHEED MARTIN
NASA
NORTHROP GRUMMAN
Relativity
SES
SIERRA SPACE
ULA

1) FY24 Impacted by Virgin Orbit Bankruptcy

10

Growth Enablement 02

STABILIZE COMPLETE, TRACKING TO FY27 TARGETS MOMENTUM BUILDING INTO IMPROVE & GROWTH PHASES Stabilize Improve Growth FY23 - 25 FY26 - 27 FY27 & Beyond STABILIZE IMPROVE GROWTH Accelerating Growth From a Stable Foundation 02 | Growth Enablement STABILIZE IMPROVE GROWTH TODAY

Stabilize Phase Completed >20% ROIC(1) Hurdle Rate FY21 FY25 Robust Backlog Growth Expanded Portfolio Diversification Disciplined Capital Allocation Adj. EBITDA Margin(1) Expansion Credibility Through Action & Results STABILIZE IMPROVE GROWTH Revenue $97.5M Revenue $210M 15.2% 10.7% (1) See the Safe Harbor Statement and the appendix for additional important disclosures regarding Graham’s use of the non-GAAP measures of forward-looking ROIC and Adjusted EBITDA Margins and the reconciliation of Net Income to Adjusted EBITDA Margin. 02 | Growth Enablement

02 | Growth Enablement

STABILIZE IMPROVE GROWTH

Phased Approach to Sustainable, Long-Term Growth

PROACTIVELY POSITIONING THE BUSINESS TO LONG-TERM GROWTH TRENDS LEVERAGING CORE COMPETENCY

	DEFENSE	ENERGY & PROCESS	SPACE	GRAHAM CORPORATE
	Naval Ship and Submarine Demand Accelerating	Rising Grid Demand From AI & Data Centers | Diversification into Nuclear & Renewables	Expansion Driven by Geopolitics	Operational Excellence is at the Core
Improve (0-2 years)	• New Navy Facility • Navy Overhaul Facility • X-Ray Facility • Automated Welding • Skilled Workforce Training	• Assembly & Test Facility • NextGen™ Nozzle • Automated Welding • India Team & Capability • Small Modular Nuclear R&D	• Cryogenic Test Facility • Liquid Nitrogen Testing • Expanded Space Cleanroom & Cleaning Capability	• 5-yr/$50M Credit Facility • $150M Shelf Registration • Batavia ERP • IT Infrastructure • Corporate Playbooks
Growth (2-5+ years)	• Next Generation Platforms • Modernizing Legacy Designs • Expand Scope of Supply • Supplier Development Funding	• R&D for New Product Introduction • Existing Products in Emerging "New Energy" Markets • Leverage $1B Installed-Base via Service & Aftermarket • India for "Rest of World"	• R&D for New Product Introduction • Existing Products on Scaling Platforms & Markets • Feasibility & Validation Testing	• M&A • Expand Corporate Team • Shared Services & Best Practices • Arvada Land Acquisition

14

02 | Growth Enablement

STABILIZE | IMPROVE | GROWTH

Enabling the Growth Phase Through Product Lifecycle Expansion

PRODUCT LIFECYCLE

VALUE IDENTIFICATION | VALUE CREATION | VALUE EXTRACTION

Market & Customer Need — 1 — Technology & Product Solution — 2 — Commercialization & Production Scale — 3 — 4 — Service & Aftermarket

GROWTH DRIVERS

1. Disruptive Solutions

Utilize innovative R&D to enhance competitive advantage in new and existing markets

Ex. NextGen™ Nozzle, Multi-Channel Diffuser





2. Product Go-To-Market

Productize & commercialize existing solutions to scale across multiple customers & applications

Ex. Heliflow, SCAMP, Motor Controller



3. Global Expansion

Expand international localization footprint to expand global reach and competitive advantage

Ex. India for "Rest of World"



4. Digital Transformation

Integrate market intel with business systems to proactively stimulate service & aftermarket growth

Ex. AI for Proactive Aftermarket



M&A: PURSUE OPPORTUNISTIC DEALS WITH MOATED ENGINEERED PRODUCTS, ALIGNED WITH CORE MARKETS THROUGHOUT THE PRODUCT LIFECYCLE

15

TARGET CATEGORY ATTRIBUTES COMPANY TYPE U.S. based, privately held, independently operated INDUSTRY FOCUS Fluid/power sectors supporting aerospace, defense, cryogenic, and niche industrial markets MANAGEMENT & CULTURE Leadership with a commitment to long-term growth and a high-quality, continuous improvement culture PRODUCT ALIGNMENT Complementary to GHM turbomachinery, heat transfer, and vacuum businesses TECHNOLOGY MOAT Engineered-to-order or systems developer covering full lifecycle (design, manufacturing, aftermarket) FINANCIAL CRITERIA Purchase Price of $20M to $80M, with a target multiple of <10x EBITDA; Combination of cash, stock, and earnout consideration; Keep leverage <3.0x OPPORTUNISTIC ACQUISITION STRATEGY TO SUPPLEMENT 8-10% ANNUAL ORGANIC REVENUE GROWTH EXPECTATIONS 02 | Growth Enablement M&A Growth VALUE PROPOSITION Provide capital to capture growth opportunities for the management team, and corporate-level shared services for operational efficiencies

Financials 03

Revenue Performance Q4 FY25 sales up $10.3 million or 21% Revenue Impacts + 28% Defense + 27% Space + 10% Energy & Process + 3% Aftermarket + Growth in existing programs + Improved pricing and execution + Timing of key project milestones + Increased sales in the Energy & Process industry Increased sales in Asia and Middle East Record yearly sales up $24.4 million or 13% + 23% Defense + 11% Space + 1% Energy & Process ̶ 8% Aftermarket ($ in millions; narrative compared with prior-year period unless otherwise noted) 03 | Financials

Strong Gross Profit & Margin Expansion Q4 FY25 Gross Profit Increased $3.3 Million or 26% FY25 Gross Profit Increased $12.3 million or 30% Gross margin expanded 110 bps to 27.0% Q4 FY25 gross margin impacts were driven by: + Volume + Improved pricing and execution ̶ Partially offset by higher incentive compensation Gross margin expanded 330 bps to 25.2% FY25 gross margin impacts were driven by: + Volume + Improved pricing and execution + $1.3M BlueForge Alliance welder training grant ($ in millions; narrative compared with prior-year period unless otherwise noted) 03 | Financials

Adjusted EBITDA & Adjusted EBITDA Margins(1) (1) See appendix for additional important disclosures regarding Graham’s use of the non-GAAP measures of Adjusted EBITDA, Adjusted EBITDA Margins, Adjusted Net income and Adjusted Net Income per diluted share. Net Income, Adj. Net Income Per Diluted Share & Margin(1) Percentages are net income margin and adj. net income margin Net Income per diluted share Adj. Net Income per diluted share 3.3% 5.9% 7.2% 6.1% 6.4% 3.4% 4.2% 7.4% 8.0% 6.5% 3.7% 2.5% 1.6% 0.2% ($ in millions except per share data) ($ in millions except per share data) 03 | Financials

Long-Term Demand For Graham Diversified Portfolio Highlights Orders increased 251% vs. the sequential quarter and 113% vs. the prior year quarter with record backlog of $412.3 million Approximately 45% of backlog expected to convert to sales in next 12 months; another 25% to 30% expected to convert the following year Q4 FY25 includes $50.0 million of $136.5 million total contract value for long-lead materials for follow-on contract to support U.S. Navy Virginia Class Submarine Q4 FY25 Backlog by Industry Total Orders(1) Backlog(1) FY25 Book-to-Bill(1) of 1.1x Defense Commercial (1) See appendix for additional information regarding Graham’s use of key performance metrics. ($ in millions; narrative compared with prior-year period unless otherwise noted) 03 | Financials

Balance Sheet & Liquidity CAPITAL DEPLOYED BASED ON HIGHEST RISK-ADJUSTED RETURNS TO MAXIMIZE LONG-TERM SHAREHOLDER VALUE $44.7M $21.6M Cash provided by operating activities Cash and cash equivalents Remaining on revolving credit facility $24.3M $0.0M Debt outstanding $19.0M Capital Expenditures FY25 Overview ORGANIC GROWTH Capex of 7-10% of sales | R&D of 1-2% of sales Greater than >20% ROIC1 investments Capital Allocation Framework STRONG BALANCE SHEET Strong cash generation and fiscal discipline M&A Leverage <3.0x See appendix 01 02 03 (1) See the Safe Harbor Statement for additional important disclosures regarding Graham’s use of the non-GAAP measure of forward-looking ROIC. 03 | Financials

FY26 Financial Outlook Fiscal 2026 Guidance Net Sales $225 million to $235 million Gross Margin(1) 24.5% to 25.5% of sales SG&A Expense (including amortization)(2) 17.5% to 18.5% of sales Adjusted EBITDA(1)(3) $22 million to $28 million Effective Tax Rate 20% to 22% Capital Expenditures $15 million to $18 million Includes the estimated impact of increased tariffs over the prior year of approximately $2.0 million to $5.0 million. Includes approximately $6.0 million to $7.0 million of Barber-Nichols supplemental performance bonus, equity-based compensation, and enterprise resource planning (“ERP”) conversion costs included in SG&A expense. Excludes net interest expense (income), income taxes, depreciation, and amortization from net income, as well as approximately $2.0 million to $3.0 million of equity-based compensation and ERP conversion costs included in SG&A expense, net. Our expectations for sales and profitability assumes that we will be able to operate our production facilities at planned capacity, have access to our global supply chain including our subcontractors, do not experience any global disruptions, and experience no impact from any other unforeseen events. Highlights Implies 10% revenue growth at midpoint of range Implies 12% Adjusted EBITDA growth at midpoint of range Implies 10.9% Adjusted EBITDA margin at midpoint of range 03 | Financials

03 | Financials

Advancing Toward Long-Term Goals with Strategic Actions

Engaging with customers to develop full life-cycle mission critical product opportunities	Operational Excellence to drive competitive positioning	Expanded capital and R&D programs to support growth initiatives; targeted ROIC >20%	Engaging with key stakeholders to empower, expand and broaden the global reach of Graham


35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Revenue
Gross Profit %
Adjusted EBITDA %
21.0%
6.1%
$97.5M
21.9%
7.2%
$185.5M
25.2%
10.7%
$209.9M
25.0%
~11.0%
$230M
Mid-to-High 20's
13%-15%
$245M - $255M(2)
FY21
FY24
FY25
FY26 Guidance (1)
FY27 Goal

BN earnout bonus expense completes at end of FY26, expected to contribute ~200 bps to Adj EBITDA margin in FY27

(1) Mid-point of FY26 guidance as of June 9, 2025
(2) Goal is ~8% to 10% annualized organic revenue growth per year which implies approximately $245M to $255M in revenue based off FY26 guidance

24

Q&A

Appendix

Key Performance Indicators In addition to the non-GAAP measures used in this presentation, management uses the following key performance metrics to analyze and measure the Company’s financial performance and results of operations: orders, backlog, and book-to-bill ratio. Management uses orders and backlog as measures of current and future business and financial performance, and these may not be comparable with measures provided by other companies. Orders represent written communications received from customers requesting the Company to provide products and/or services. Backlog is defined as the total dollar value of net orders received for which revenue has not yet been recognized. Management believes tracking orders and backlog are useful as it often times is a leading indicator of future performance. In accordance with industry practice, contracts may include provisions for cancellation, termination, or suspension at the discretion of the customer. Key Performance Metrics The book-to-bill ratio is an operational measure that management uses to track the growth prospects of the Company. The Company calculates the book-to-bill ratio for a given period as net orders divided by net sales. Given that each of orders, backlog, and book-to-bill ratio are operational measures and that the Company's methodology for calculating orders, backlog, and book-to-bill ratio does not meet the definition of a non-GAAP measure, as that term is defined by the U.S. Securities and Exchange Commission, a quantitative reconciliation for each is not required or provided.

Adjusted EBITDA Reconciliation   Three Months Ended   Year Ended   March 31,   March 31,   2025 2024 2025 2024 Net income $ 4,395 $ 1,340   $ 12,230 $ 4,556 Acquisition & integration (income) expense (270)   158   (1,170)   432 ERC tax credit, net - (702) - (702) Debt amendment costs -   37   -   781 ERP Implementation costs 178 185 882 241 Net interest (income) expense (141)   (29)   (583)   248 Income tax expense 1,174 119 3,177 1,018 Equity-based compensation expense 753   277   1,957   1,279 Depreciation & amortization 1,561 1,570 5,936 5,432 Adjusted EBITDA $ 7,650   $ 2,955   $ 22,429   $ 13,285 Net sales $ 59,345   $ 49,070   $ 209,896   $ 185,533 Net income margin 7.4%   2.7%   5.8%   2.5% Adjusted EBITDA margin 12.9% 6.0% 10.7% 7.2% Adjusted EBITDA Reconciliation (Unaudited, $ in thousands) Non-GAAP Financial Measure: Adjusted EBITDA is defined as consolidated net income (loss) before net interest expense, income taxes, depreciation, amortization, other acquisition related expenses, and other unusual/nonrecurring expenses. Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of sales. Adjusted EBITDA and Adjusted EBITDA margin are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP. Nevertheless, Graham believes that providing non-GAAP information, such as Adjusted EBITDA and Adjusted EBITDA margin, is important for investors and other readers of Graham's financial statements, as it is used as an analytical indicator by Graham's management to better understand operating performance. Moreover, Graham’s credit facility also contains ratios based on Adjusted EBITDA. Because Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures and are thus susceptible to varying calculations, Adjusted EBITDA, and Adjusted EBITDA margin, as presented, may not be directly comparable to other similarly titled measures used by other companies.

Adjusted Net Income & Adjusted Diluted EPS Reconciliation   Three Months Ended   Year Ended   March 31,   March 31,   2025 2024 2025 2024 Net income $ 4,395 $ 1,340 $ 12,230 $ 4,556 Acquisition & integration (income) expense (270)   158   (1,170) 432 Amortization of intangible assets 555 670 2,218 2,157 ERC tax credit, net -   (702)   -   (702) Debt amendment costs - 37 - 781 ERP Implementation costs 178 185   882 241 Normalized tax rate(1) (106) (80) (444) (669) Adjusted net income $ 4,752   $ 1,608   $ 13,716   $ 6,796 GAAP net income per diluted share $ 0.40 $ 0.12 $ 1.11 $ 0.42 Adjusted net income per diluted share $ 0.43   $ 0.15   $ 1.24   $ 0.63 Diluted weighted average common shares outstanding 11,115 10,988 11,066 10,844 Non-GAAP Financial Measure: Adjusted net income and adjusted net income per diluted share are defined as net income and net income per diluted share as reported, adjusted for certain items and at a normalized tax rate. Adjusted net income and adjusted net income per diluted share are not measures determined in accordance with GAAP, and may not be comparable to the measures as used by other companies. Nevertheless, Graham believes that providing non-GAAP information, such as adjusted net income and adjusted net income per diluted share, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current fiscal year's net income and net income per diluted share to the historical periods' net income and net income per diluted share. Graham also believes that adjusted net income per share, which adds back intangible amortization expense related to acquisitions, provides a better representation of the cash earnings of the Company. (1) Applies a normalized tax rate to non-GAAP adjustments, which are pre-tax, based upon the statutory tax rate.